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                                                                    Exhibit 10.6
                                                                    ------------

                     SUPPLEMENT TO STOCK PLEDGE AGREEMENT
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     This SUPPLEMENT TO STOCK PLEDGE AGREEMENT is made as of June 29, 2001, by and between NATIONAL RESTAURANT ENTERPRISES, INC., a Delaware corporation (the "Borrower"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks"), which are or may become parties to the Credit Agreement (as hereinafter defined).

     WHEREAS, the Borrower, AmeriKing, Inc. ("AmeriKing") the Agent and the Banks entered into a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Revolver Credit Agreement") and provided financing in connection with the acquisition of Burger King Restaurants pursuant to the Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement" and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements"); and

     WHEREAS, in connection with the Existing Credit Agreements, the Borrower granted to the Agent, for the benefit of the Banks and the Agent, an Amended and Restated Stock Pledge Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Stock Pledge Agreement"); and

     WHEREAS, the parties to the Existing Credit Agreements and National Restaurant Enterprises Holdings, Inc. ("Holdings") agreed to consolidate, amend and restate the Existing Credit Agreements in their entirety by entering into a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof by and among the Borrower, AmeriKing, Holdings, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"); and

     WHEREAS, it is a condition precedent to the Agent and the Banks entering into the Credit Agreement, and making loans or otherwise extending credit to the Borrower under the Credit Agreement, that the Borrower execute and deliver to the Agent, for the benefit of the Banks and the Agent, a supplement to the Stock Pledge Agreement in substantially the form hereof; and

     WHEREAS, each of the Borrower and the Agent wishes to supplement the Stock Pledge Agreement for the benefit of the Agent and the Banks as herein provided, and the Stock Pledge Agreement shall remain in full force and effect as set forth therein and as supplemented hereby;

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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                                      -2-

     1.  References. The parties hereto acknowledge and agree that (a) each
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reference to "Loan Documents" in the Stock Pledge Agreement shall be deemed to include each of the "Revolver Loan Documents" as defined in the Credit Agreement, and (b) each reference to the "Credit Agreements" in the Stock Pledge Agreement shall be deemed to be a reference to the Credit Agreement.

     2.  Counterparts. This Supplement to Stock Pledge Agreement may be
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executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     3.  Governing Law.  THIS SUPPLEMENT TO STOCK PLEDGE AGREEMENT SHALL BE
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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     4.  Effectiveness. This Supplement to Stock Pledge Agreement shall become
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effective as of the date hereof upon receipt by the Agent of counterparts of this Supplement to Stock Pledge Agreement duly executed by each of the Borrower and the Agent.
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                                      -3-

     IN WITNESS WHEREOF, intending to be legally bound, the Borrower and the Agent have caused this Supplement to Stock Pledge Agreement to be executed as of the date first above written.

                                                 NATIONAL RESTAURANT
                                                  ENTERPRISES, INC.


                                                 By: /s/ A. Richard Caputo, Jr.
                                                     --------------------------
                                                     Title: Vice President

                                                 FLEET NATIONAL BANK (f/k/a
                                                  BankBoston, N.A.), as Agent

                                                 By: /s/ James J. O'Brian
                                                     --------------------------
                                                     Title: Authorized Officer